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                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

Board of Directors of Acclaim Entertainment, Inc.:

We consent to the use in this registration statement on Form S-3 of Acclaim Entertainment, Inc. of our report dated October 22, 1998, incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.

                             KPMG PEAT MARWICK LLP


New York, New York
December 21, 1998